UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2026, Disc Medicine, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 28, 2026 (the "Proxy Statement"). The final voting results are set forth below.

Proposal 1 - Election of Class III Director Nominees

The stockholders of the Company elected Donald Nicholson, Ph.D., John Quisel, J.D., Ph.D., and William White, M.P.P., J.D. as Class III directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2029 and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Donald Nicholson, Ph.D.	28,559,799	5,347,450	2,011,469
John Quisel, J.D., Ph.D.	33,433,078	474,171	2,011,469
William White, M.P.P., J.D.	33,355,406	551,843	2,011,469

Proposal 2 - Approval, on a Non-Binding, Advisory Basis, of the Compensation Paid to the Company's Named Executive Officers

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation paid to the Company's named executive officers as described in the Proxy Statement. The results of the stockholders’ vote with respect to the approval, on a non-binding, advisory basis, of the compensation paid to the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
33,528,449	368,970	9,830	2,011,469

Proposal 3 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
35,908,900	1,298	8,520

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date:	June 24, 2026	By:	/s. John Quisel, J.D., Ph.D
Name: John Quisel, J.D., Ph.D. Title: President and Chief Executive Officer